UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05813
                                   ---------

                          Franklin Multi-Income Trust
                          ---------------------------
              (Exact name of registrant as specified in charter)

                One Franklin Parkway, San Mateo, CA 94403-1906 (Address of
             principal executive offices) (Zip code)

       Murray L. Simpson, One Franklin Parkway, San Mateo, CA 94403-1906
       -----------------------------------------------------------------
                    (Name and address of agent for service)

      Registrant's telephone number, including area code: (650) 312-2000
                                                          --------------

Date of fiscal year end: 3/31
                         ----

Date of reporting period: 3/31/04
                          -------

ITEM 1. REPORTS TO STOCKHOLDERS.


                                 MARCH 31, 2004





[GRAPHIC OMITTED]

                    ANNUAL REPORT AND SHAREHOLDER INFORMATION

                                     INCOME



                                    Franklin
                               Multi-Income Trust

[GRAPHIC OMITTED]

                                 [LOGO OMITTED]
                            FRANKLIN(R) TEMPLETON(R)
                                   INVESTMENTS
                      FRANKLIN o Templeton o Mutual Series

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE


Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.



SPECIALIZED EXPERTISE

Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

FRANKLIN. Founded in 1947, Franklin is a leader in tax-free investing and a driving force in fixed income investing around the globe. They also bring expertise in growth- and value-style U.S. equity investing.

TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with research offices in over 25 countries, they offer investors the broadest global reach in the industry.

MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies.



TRUE DIVERSIFICATION

Because our management groups work independently and adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities. That's why our funds can be used to build truly diversified portfolios covering every major asset class.



RELIABILITY YOU CAN TRUST

At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped us become one of the most trusted names in financial services.



MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

Not part of the annual report

Contents

ANNUAL REPORT

Franklin Multi-Income Trust .....................   1

Performance Summary .............................   5

Annual Shareholders' Meeting ....................   6



Dividend Reinvestment
and Cash Purchase Plan ..........................   7

Financial Highlights and
Statement of Investments ........................  10

Financial Statements ............................  16



Notes to Financial Statements ...................  20

Independent Auditors' Report ....................  26

Tax Designation .................................  27

Board Members and Officers ......................  28

Proxy Voting Policies and Procedures ............  33



Annual Report

Franklin Multi-Income Trust

YOUR FUND'S GOAL: Franklin Multi-Income Trust seeks to provide high, current income consistent with preservation of capital.



Dear Shareholder:

We are pleased to bring you Franklin Multi-Income Trust's (the Fund's) annual report, which covers the fiscal year ended March 31, 2004.


PERFORMANCE OVERVIEW

During the fiscal year under review, the Fund's cumulative total returns were +39.09% based on change in net asset value and +32.84% based on change in market price on the New York Stock Exchange. For comparison, the Credit Suisse First Boston (CSFB) High Yield Index returned 22.86%, while utilities stocks, as measured by the Standard & Poor's (S&P) Utilities Index, returned 37.06%, for the year ended March 31, 2004. 1 You can find the Fund's performance data in the Performance Summary on page 5.





1. Source: Credit Suisse First Boston; Standard &Poor's Micropal. The CSFB High Yield Index is a trader-priced portfolio constructed to mirror the high yield debt market. The S&P Utilities Index is a market capitalization-weighted index that includes utility stocks in the Standard & Poor's 500 Composite Index. The indexes are unmanaged and include reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 11.


                                                               Annual Report | 1

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
PORTFOLIO BREAKDOWN
Corporate Bonds                              52.0%
Utilities Common Stocks                      40.0%
Misc. Common & Preferred Stocks               3.6%
Convertible Bonds                             0.7%
Foreign Currency Denominated Bonds            0.6%
Cash & Other Net Assets                       3.1%

*The calculation of percentages is based on total net assets plus long-term debt issued by the Fund.


ECONOMIC AND MARKET OVERVIEW

During the 12 months under review, many factors impacted the U.S. economy and financial markets. Although the uneven economic recovery and continuing geopolitical instability created an uncertain environment, signs that the economic recovery was gaining traction helped to drive up most financial markets. Third quarter 2003 gross domestic product (GDP) grew an annualized 8.2%, its strongest pace in nearly 20 years, while fourth quarter GDP grew 4.1% annualized and first quarter 2004 GDP rose an estimated 4.2% annualized. Although 10-year Treasury yields were volatile during the spring and summer, they ended the Fund's fiscal year nearly unchanged at 3.86% on March 31, 2004, compared with 3.83% at the beginning of the period. The U.S. trade deficit continued to increase, which contributed to a decline in the U.S. dollar versus the euro and other major currencies. Consumer spending remained healthy, as low mortgage rates helped the housing market. Business spending rebounded during the period, particularly for equipment and software, which also contributed to the strong pace of economic growth.

High yield bonds performed well as the economic recovery contributed to expectations of improving operating results, better credit fundamentals and a declining default rate. As investors gained comfort with the outlook for high yield bonds, the yield spread over comparable Treasury bonds narrowed from 8.3 percentage points to 5.0 percentage points. 2

Utility stocks' strong performance was partly driven by the rebound in prices for some recently troubled companies, as non-dividend paying utilities represented four of the index's top five best-performing utilities stocks during the period. Largely as a result, many dividend-paying utility stocks, in which the Fund invests, generated lower returns than the overall index.


INVESTMENT STRATEGY

We invest primarily in two asset classes: high yield bonds and utility stocks. Within the high yield portion of the portfolio, we use fundamental research to invest in a diversified portfolio of bonds. Within the utility portion of the portfolio, we focus on companies with attractive dividend yields and a history of increasing their dividends.








2. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed.

2 | Annual Report

MANAGER'S DISCUSSION

During the Fund's fiscal year, returns for the Fund's high yield bonds and utility stocks were comparable, so the asset weightings did not play a significant role in the portfolio's overall return.

HIGH YIELD CORPORATE BONDS

Within the portfolio's high yield corporate bonds, the Fund benefited from relatively aggressive positioning. As signs of economic recovery grew more pronounced, investors seemed more comfortable with risk, and lower-rated bonds experienced greater returns than higher-rated bonds within the high yield spectrum. The Fund began the fiscal year with a larger position in such lower-rated bonds relative to the CSFB High Yield Index, as we believed they were attractively priced and could benefit disproportionately from the expected economic recovery.

In addition, using our bottom-up research, we benefited from industry and company credit selection as we followed our investment strategy. Fund holdings in cable and satellite television, as well as the retail sector underweighting, boosted the Fund's returns relative to the index. 3 For example, the Fund began the fiscal year with an overweighted position in the cable and satellite television sector relative to the index, which ranked among the top-performing high yield sectors. In particular, Charter Communications bond prices rose as the company refinanced debt to extend maturities. Telewest Communications and Adelphia Communications bonds also appreciated during the period as investors seemed to gain confidence in these companies' ultimate value. The retail sector, on the other hand, generated lower returns than the index, and the Fund benefited from its relatively underweighted position.

Conversely, Fund positions in telecommunications and utilities constrained performance versus the index. 4 The Fund had lower exposure to those sectors than the index; however, these sectors outperformed the index for the period, which hindered the Fund's relative return. We generally limit our high yield utility bond exposure given the Fund's significant position in utility stocks. Within telecommunications, we had difficulty finding attractive investments during the reporting period largely due to the many defaults over the past several years.






TOP 10 HOLDINGS
3/31/04

---------------------------------------------------
  COMPANY
  SECTOR/INDUSTRY                      % OF TOTAL
  (SECURITY TYPE)                    MARKET VALUE
---------------------------------------------------
  Exelon Corp.                               2.7%
   UTILITIES (STOCK)
---------------------------------------------------
  Dominion Resources Inc.                    2.4%
   UTILITIES (STOCK)
---------------------------------------------------
  Entergy Corp.                              2.3%
   UTILITIES (STOCK)
---------------------------------------------------
  Southern Co.                               2.1%
   UTILITIES (STOCK)
---------------------------------------------------
  FPL Group Inc.                             2.0%
   UTILITIES (STOCK)
---------------------------------------------------
  NiSource Inc.                              1.9%
   UTILITIES (STOCK)
---------------------------------------------------
  American Electric Power Co. Inc.           1.8%
   UTILITIES (STOCK)
---------------------------------------------------
  FirstEnergy Corp.                          1.7%
   UTILITIES (STOCK)
---------------------------------------------------
  Nicor Inc.                                 1.6%
   UTILITIES (STOCK)
---------------------------------------------------
  Cinergy Corp.                              1.6%
   UTILITIES (STOCK)
---------------------------------------------------

3. Cable and satellite television companies are part of consumer services in the SOI. 4. Telecommunication companies are part of communications in the SOI.

                                                               Annual Report | 3

DIVIDEND DISTRIBUTIONS
4/1/03-3/31/04

---------------------------------------------
  MONTH                  DIVIDEND PER SHARE
---------------------------------------------
  April                          3.50 cents
  May                            3.50 cents
  June                           3.50 cents
  July                           3.50 cents
  August                         3.50 cents
  September                      3.50 cents
  October                        3.50 cents
  November                       3.50 cents
  December                       3.50 cents
  January                        3.50 cents
  February                       3.50 cents
  March                          3.50 cents
---------------------------------------------
  TOTAL                         42.00 CENTS

UTILITY STOCKS

During the 12 months under review, the Fund's utility exposure was in the lower half of its normal investment range. Utilities have experienced a remarkable recovery from the difficulties encountered during 2001 and 2002, which included the California energy crisis and the Enron bankruptcy. Electric utilities generally reduced capital spending in non-regulated ventures and focused on their core, regulated franchises. Largely as a result, many investors' previous credit concerns related to utilities appeared to dissipate during the reporting period. Given the industry's recent financial recovery, we believed valuations of dividend-paying utilities had become expensive, and we found it difficult to uncover many attractive investments. Within the utility stock portion of the Fund's portfolio, we focused on those companies with consistent dividends, quality management and regulated assets.

Thank you for your participation in Franklin Multi-Income Trust. We look forward to serving you in the future.

Sincerely,







[PHOTO OMITTED]
/S/Christopher J. Molumphy, CFA
Senior Portfolio Manager



[PHOTO OMITTED]
/S/Glenn I. Voyles, CFA
Portfolio Manager

Franklin Multi-Income Trust


THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


4 | Annual Report

Performance Summary as of 3/31/04

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses. All total returns include reinvested distributions according to the terms specified in the Fund's dividend reinvestment and cash purchase plan and do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases.



PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
                                         CHANGE         3/31/04          3/31/03
--------------------------------------------------------------------------------
  Net Asset Value (NAV)                  +$2.02          $8.42            $6.40
  Market Price (NYSE)                    +$1.55          $7.65            $6.10
  DISTRIBUTIONS (4/1/03-3/31/04)
  Dividend Income                $0.4200

PERFORMANCE

------------------------------------------------------------------------------
                                          1-YEAR        5-YEAR       10-YEAR
------------------------------------------------------------------------------
  Cumulative Total Return  1
   Based on change in NAV                 +39.09%      +27.74%       +122.58%
   Based on change in market price        +32.84%      +29.65%       +109.45%
  Average Annual Total Return 1
   Based on change in NAV                 +39.09%       +5.02%         +8.33%
   Based on change in market price        +32.84%       +5.33%         +7.67%
------------------------------------------------------------------------------
     Distribution Rate 2           5.49%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MOST RECENT MONTH-END PERFORMANCE, CALL FRANKLIN TEMPLETON INVESTMENTS AT 1-800/342-5236.




ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY VOLATILITY, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS OF COUNTRIES WHERE THE FUND INVESTS. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated.
2. Distribution rate is based on an annualization of the Fund's 3.50 cent per share March dividend and the NYSE closing price of $7.65 on 3/31/04.

         Annual Report | Past performance does not guarantee future results. | 5

Annual Shareholders' Meeting


SEPTEMBER 9, 2003

At an annual Meeting of Shareholders of Franklin Multi-Income Trust (the "Fund") held on September 9, 2003, shareholders approved the following:

1. Regarding the proposal to elect nominees for Trustees:

---------------------------------------------------------------------------------------------------------
                                                       % OF                                     % OF
                            SHARES         % OF     OUTSTANDING    WITHHELD OR     % OF      OUTSTANDING
  TRUSTEES                    FOR          VOTED       SHARES        ABSTAIN       VOTED        SHARES
---------------------------------------------------------------------------------------------------------
  Robert F. Carlson     4,812,813.6750     96.08%      82.16%     196,466.6360     3.92%        3.35%
  Joseph Fortunato      4,817,240.5950     96.17%      82.24%     192,039.7160     3.83%        3.28%
  Frank W. T. Lahaye    4,824,640.5950     96.31%      82.37%     184,636.7160     3.69%        3.15%


6 | Annual Report

Dividend Reinvestment
and Cash Purchase Plan

The Trust's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you a prompt and simple way to reinvest dividends and capital gain distributions in shares of the Trust. The Plan also allows you to purchase additional shares of the Trust by making voluntary cash payments. PFPC Inc. (the "Plan Agent"), P.O. Box 9223, Chelsea, MA 02150-9223, acts as your Plan Agent in administering the Plan. The complete Terms and Conditions of the Dividend Reinvestment and Cash Purchase Plan are contained in the Trust's Dividend Reinvestment and Cash Purchase Plan Brochure. A copy of that Brochure may be obtained from the Trust at the address on the back cover of this report.

You are automatically enrolled in the Plan unless you elect to receive dividends or distributions in cash. If you own shares in your own name, you should notify the Plan Agent, in writing, if you wish to receive dividends or distributions in cash.

If the Trust declares a dividend or capital gain distribution, you, as a participant in the Plan, will automatically receive an equivalent amount of shares of the Trust purchased on your behalf by the Plan Agent.

The Plan permits you on a voluntary basis to submit in cash payments of not less than $100 each up to a total of $5,000 per month to purchase additional shares of the Trust. It is entirely up to you whether you wish to buy additional shares with voluntary cash payments, and you do not have to send in the same amount each time if you do. These payments should be made by check or money order payable to PFPC Inc. and sent to PFPC Inc., Attn: Franklin Multi-Income Trust, P.O. Box 9223, Chelsea, MA 02150-9223.

Your cash payment will be aggregated with the payments of other participants and invested on your behalf by the Plan Agent in shares of the Trust which are purchased in the open market.

The Plan Agent will invest cash payments on approximately the 15th of each month in which no dividend or distribution is payable and, during each month in which a dividend or distribution is payable, will invest cash payments beginning on the dividend payment date. UNDER NO CIRCUMSTANCES WILL INTEREST BE PAID ON YOUR TRUSTS HELD BY THE PLAN AGENT. Accordingly, you should send any voluntary cash payments which you wish to make shortly before an investment date but in sufficient time to ensure that your payment will reach the Plan Agent not less than 2 business days before an investment date. Payments received less than 2 business days before an investment date will be invested during the next month or, if there are more than 30 days until the next investment date, will be returned to you. You may obtain a refund of any cash payment by written notice, if the Plan Agent receives the written notice not less than 48 hours before an investment date.



                                                               Annual Report | 7

There is no direct charge to participants for reinvesting dividends and capital gain distributions, since the Plan Agent's fees are paid by the Trust. However, when shares are purchased in the open market, each participant will pay a pro rata portion of any brokerage commissions incurred. The Plan Agent will deduct a $5.00 service fee from each of your voluntary cash payments.

The automatic reinvestment of dividends and capital gain distributions does not relieve you of any taxes which may be payable on dividends or distributions. In connection with the reinvestment of dividends and capital gain distributions, shareholders generally will be treated as having received a distribution equal to the cash distribution that would have been paid.

The Trust does not issue new shares in connection with the Plan. All investments are in full and fractional shares, carried to three decimal places. If the market price exceeds the net asset value you will receive shares at a price greater than net asset value per share in connection with purchases through the Plan.

You will receive a monthly account statement from the Plan Agent, showing total dividends and capital gain distributions, date of investment, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. You are entitled to vote all shares of record, including shares purchased for you by the Plan Agent, and, if you vote by proxy, your proxy will include all such shares.

As long as you participate in the Plan, the Plan Agent will hold the shares it has acquired for you in safekeeping, in its name or in the name of its nominee. This convenience provides added protection against loss, theft or inadvertent destruction of certificates. However, you may request that a certificate representing your Plan shares be issued to you.

You may withdraw from the Plan at any time, without penalty, by notifying the Plan Agent in writing at the address above. If you withdraw from the Plan, you may specify either: (a) that you wish to receive, without charge, stock certificates issued in your name for all full shares; or (b) that you prefer the Plan Agent to sell your shares and send you the proceeds less brokerage commissions and a $5.00 fee. The Plan Agent will convert any fractional shares you hold at the time of your withdrawal to cash at current market price and send you a check for the proceeds.






8 | Annual Report

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to the Plan Agent at the address noted above. If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to determine if your nominee will participate in the Plan on your behalf.

The Trust or the Plan Agent may amend or terminate the Plan. You will receive written notice at least 90 days before the effective date of termination or of any amendment. In the case of termination, you will receive written notice at least 90 days before the record date of any dividend or capital gain distribution by the Trust.



                                                               Annual Report | 9

Franklin Multi-Income Trust

FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED MARCH 31,
--------------------------------------------------------------------------------------------------------------------------------
                                                                         2004        2003        2002        2001        2000

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .................................    $6.40       $8.71       $9.80       $8.97      $10.04
                                                                        --------------------------------------------------------

Income from investment operations:

 Net investment income .............................................      .44         .51         .63         .66         .71

 Net realized and unrealized gains (losses) ........................     2.00       (2.25)      (1.05)        .84        (.84)
                                                                        --------------------------------------------------------

Total from investment operations ...................................     2.44       (1.74)       (.42)       1.50        (.13)
                                                                        --------------------------------------------------------

Less distributions from:

 Net investment income .............................................     (.42)       (.57)       (.67)       (.67)       (.70)

 Net realized gains ................................................       --          --          --          --        (.24)
                                                                        ========================================================

Total distributions ................................................     (.42)       (.57)       (.67)       (.67)       (.94)
                                                                        --------------------------------------------------------
Net asset value, end of year .......................................    $8.42       $6.40       $8.71       $9.80      $ 8.97
                                                                        ========================================================

Market value, end of year a ........................................    $7.65       $6.10       $8.70       $8.62      $ 7.00
                                                                        ========================================================


Total return (based on market value per share) .....................   32.84%     (23.67)%      9.23%      33.54%      (12.29)%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ....................................  $49,322     $37,511    $51,047      $57,412     $52,559

Ratios to average net assets:

 Expenses ..........................................................    3.49%       4.47%       3.45%       3.23%       3.30%

 Net investment income .............................................    5.71%       7.52%       6.97%       6.88%       7.33%

Portfolio turnover rate ............................................   45.82%      48.45%      18.27%      26.72%      30.42%

Total debt outstanding at end of year (000's) ......................  $14,000     $14,000     $16,000     $16,000     $16,000

Asset coverage per $1,000 of debt ..................................  $ 3,523     $ 2,679     $ 3,190     $ 3,588     $ 3,285

Average amount of notes per share during the year ..................    $2.39       $2.54       $2.73       $2.73       $2.73




 a Based on the last sale on the New York Stock Exchange.


10 | See notes to financial statements. | Annual Report

Franklin Multi-Income Trust

STATEMENT OF INVESTMENTS, MARCH 31, 2004


------------------------------------------------------------------------------------------------------------------------------
                                                                                     SHARES/WARRANTS        VALUE
------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS AND WARRANTS 52.4%
    Communications .9%
  a Metrocall Holdings Inc. ....................................................          4,620        $     321,875
    Millicom International Cellular SA (Luxembourg) ............................          3,721               81,861
  a XO Communications Inc. .....................................................            975                4,856
  a XO Communications Inc., wts., A, 1/16/10 ...................................          1,949                4,093
  a XO Communications Inc., wts., B, 1/16/10 ...................................          1,462                2,412
  a XO Communications Inc., wts., C, 1/16/10 ...................................          1,462                1,681
                                                                                                       --------------
                                                                                                             416,778
                                                                                                       --------------

    Consumer Services .1%
    Marriott International Inc., A .............................................          1,052               44,763
                                                                                                       --------------
    Electronic Technology
  a Loral Space & Communications Ltd., wts., 12/27/06 ..........................          4,188                   --
  a Loral Space & Communications Ltd., wts., 1/15/07 ...........................          1,000                   10
                                                                                                       --------------
                                                                                                                  10
                                                                                                       --------------

    Transportation
  a Continental Airlines Inc., B ...............................................            357                4,473
                                                                                                       --------------

    Utilities 51.4%
    Alliant Energy Corp. .......................................................         15,000              390,900
    Ameren Corp. ...............................................................         20,000              921,800
    American Electric Power Co. Inc. ...........................................         33,800            1,112,696
    Atmos Energy Corp. .........................................................         35,000              894,950
    Cinergy Corp. ..............................................................         24,500            1,001,805
    Dominion Resources Inc. ....................................................         23,400            1,504,620
    DTE Energy Co. .............................................................         20,000              823,000
    Edison International .......................................................         40,000              971,600
    Energy East Corp. ..........................................................         30,000              760,800
    Entergy Corp. ..............................................................         24,000            1,428,000
    Exelon Corp. ...............................................................         24,500            1,687,315
    FirstEnergy Corp. ..........................................................         27,500            1,074,700
    FPL Group Inc. .............................................................         19,000            1,270,150
    Nicor Inc. .................................................................         29,000            1,021,670
    NiSource Inc. ..............................................................         57,000            1,211,250
    NSTAR ......................................................................         15,500              786,160
    ONEOK Inc. .................................................................         40,200              906,510
    Pepco Holdings Inc. ........................................................         20,500              419,020
    Pinnacle West Capital Corp. ................................................         24,000              944,400
    PPL Corp. ..................................................................         11,700              533,520
    Progress Energy Inc. .......................................................         21,000              988,680
    Public Service Enterprise Group Inc. .......................................         15,000              704,700
    Puget Energy Inc. ..........................................................         37,000              827,690
    SCANA Corp. ................................................................         12,621              446,152
    Sempra Energy ..............................................................         26,000              826,800
    Southern Co. ...............................................................         43,000            1,311,500
    TXU Corp. ..................................................................         20,400              584,664
                                                                                                       --------------
                                                                                                          25,355,052
                                                                                                       --------------
    TOTAL COMMON STOCKS AND WARRANTS (COST $19,641,048) ........................                          25,821,076
                                                                                                       --------------



                                                              Annual Report | 11

Franklin Multi-Income Trust

------------------------------------------------------------------------------------------------------------------------------
                                                                                     SHARES/WARRANTS        VALUE
------------------------------------------------------------------------------------------------------------------------------

    PREFERRED STOCKS 1.3%
    Communications
    Metrocall Holdings Inc., 15.00%, pfd., A ...................................            195        $       2,732
                                                                                                       --------------
    Utilities 1.3%
  a Heco Capital Trust III, 6.50%, pfd. ........................................         25,000              640,750
                                                                                                       --------------
    TOTAL PREFERRED STOCKS (COST $625,420) .....................................                             643,482
                                                                                                       --------------
    CONVERTIBLE PREFERRED STOCKS 2.4%
    Consumer Durables 1.7%
    Ford Motor Co. Capital Trust II, 6.50%, cvt. pfd. ..........................         15,300              811,665
                                                                                                       --------------
    Utilities .7%
    CMS Energy Trust I, 7.75%, cvt. pfd. .......................................          8,000              345,808
                                                                                                       --------------
    TOTAL CONVERTIBLE PREFERRED STOCKS (COST $1,023,846) .......................                           1,157,473
                                                                                                       --------------


                                                                                  -----------------
                                                                                   PRINCIPAL AMOUNT C
                                                                                  -----------------
    BONDS 67.5%
    Commercial Services .5%
    Johnsondiversey Inc., senior sub. note, B, 9.625%, 5/15/12 .................    $   200,000              219,000
  b Key3Media Group Inc., senior sub. note, 11.25%, 6/15/11 ....................      1,000,000               12,500
                                                                                                       --------------
                                                                                                             231,500
                                                                                                       --------------

    COMMUNICATIONS 6.1%
    Centennial Communications Corp., senior note, 144A, 8.125%, 2/01/14 ........        300,000              278,250
    Dobson Communications Corp., senior note, 8.875%, 10/01/13 .................        400,000              316,000
    Millicom International Cellular SA, senior note, 144A, 10.00%,
    12/01/13 (Luxembourg) ......................................................        500,000              522,500
    Nextel Communications Inc., senior note, 7.375%, 8/01/15 ...................        600,000              652,500
    Time Warner Telecom Inc., senior note, 144A, 9.25%, 2/15/14 ................        300,000              304,500
    Time Warner Telecom Inc., senior note, 10.125%, 2/01/11 ....................        300,000              278,250
    Triton PCS Inc., senior note, 8.50%, 6/01/13 ...............................        200,000              214,000
    US West Communications Inc., 6.875%, 9/15/33 ...............................        500,000              445,000
                                                                                                       --------------
                                                                                                           3,011,000
                                                                                                       --------------
    Consumer Durables 3.3%
    D.R. Horton Inc., senior note, 8.50%, 4/15/12 ..............................        500,000              583,750
    General Motors, 8.25%, 7/15/23 .............................................        400,000              447,611
    Simmons Co., senior sub. note, 144A, 7.875%, 1/15/14 .......................        400,000              403,000
    True Temper Sports Inc., senior sub. note, 144A, 8.375%, 9/15/11 ...........        200,000              205,000
                                                                                                       --------------
                                                                                                           1,639,361
                                                                                                       --------------
    Consumer Non-Durables 1.0%
    Smithfield Foods Inc., senior note, 7.75%, 5/15/13 .........................        200,000              221,000
    William Carter, senior sub. note, 10.875%, 8/15/11 .........................        242,000              282,535
                                                                                                       --------------
                                                                                                             503,535
                                                                                                       --------------
    Consumer Services 15.6%
  b Adelphia Communications Corp., senior note, 10.875%, 10/01/10 ..............      1,000,000              975,000
    Cablevision Systems Corp., senior note, 144A, 8.00%, 4/15/12 ...............        600,000              601,500
    CanWest Media Inc., senior sub. note, 10.625%, 5/15/11 (Canada) ............        500,000              570,000
    Charter Communications Holdings II, senior note, 144A, 10.25%, 9/15/10 .....        600,000              621,000
    Dex Media West LLC, senior sub. note, 144A, 9.875%, 8/15/13 ................        500,000              557,500


12 |  Annual Report

Franklin Multi-Income Trust

-----------------------------------------------------------------------------------------------------------------------------
                                                                                       PRINCIPAL AMOUNT C         VALUE
-----------------------------------------------------------------------------------------------------------------------------
    BONDS (CONT.)
    Consumer Services (cont.)
    DIRECTV Holdings/Finance, senior note, 8.375%, 3/15/13 .....................          $   500,000        $     572,500
    Hollywood Park, senior sub. note, B, 9.25%, 2/15/07 ........................               35,000               36,006
    Nexstar Finance Inc., senior sub. note, 144A, 7.00%, 1/15/14 ...............              600,000              597,000
    Park Place Entertainment Corp., senior sub. note, 7.875%, 3/15/10 ..........              500,000              560,000
    Pinnacle Entertainment, senior sub. note, 8.75%, 10/01/13 ..................              100,000              102,250
    Royal Caribbean Cruises Ltd., senior note, 8.00%, 5/15/10 ..................              200,000              227,000
    Royal Caribbean Cruises Ltd., senior note, 6.875%, 12/01/13 ................              400,000              423,000
    Six Flags Inc., senior note, 9.50%, 2/01/09 ................................              600,000              636,000
    Station Casinos, 6.875%, 3/01/16 ...........................................              600,000              619,500
    Telewest Communications PLC, senior disc. note, zero cpn. to
    4/15/04, 9.25% thereafter,
    4/15/09 (United Kingdom) ...................................................              500,000              260,000
    Young Broadcasting Inc., senior sub. note, 144A, 8.75%, 1/15/14 ............              300,000              310,500
                                                                                                             --------------

                                                                                                                 7,668,756
                                                                                                             --------------
    Distribution Services
  b AmeriServe Food Distribution Inc., senior note, 8.875%, 10/15/06 ...........              250,000                   --
                                                                                                             --------------

    Electronic Technology 5.7%
    Communications & Power Industries, senior sub. note, 144A, 8.00%,
    2/01/12 ....................................................................              500,000              510,625
    Flextronics International Ltd., senior sub. note, 6.50%, 5/15/13
    (Singapore) ................................................................              600,000              634,500
    Inmarsat Finance PLC, senior note, 144A, 7.625%, 6/30/12
    (United Kingdom) ...........................................................              200,000              209,500
    Invensys PLC, 144A, 9.875%, 3/15/11 (United Kingdom) .......................              400,000              412,000
    New Asat Finance Ltd., senior note, 144A, 9.25%, 2/01/11 ...................              500,000              538,750
    Vought Aircraft Industries Inc., senior note, 144A, 8.00%, 7/15/11 .........              500,000              520,000
                                                                                                             --------------

                                                                                                                 2,825,375
                                                                                                             --------------

    Energy Minerals 2.6%
    Arch Western Finance, senior note, 144A, 6.75%, 7/01/13 ....................              400,000              428,000
    Peabody Energy Corp., senior note, B, 6.875%, 3/15/13 ......................              300,000              325,500
    Vintage Petroleum, senior sub. note, 7.875%, 5/15/11 .......................              500,000              540,000
                                                                                                             --------------
                                                                                                                 1,293,500
                                                                                                             --------------
    Government Bonds .7%
    Eskom, 11.00%, 6/01/08 (South Africa) ......................................            2,175,000 ZAR          357,180
                                                                                                             --------------
    Health Services 1.1%
    Tenet Healthcare Corp., senior note, 7.375%, 2/01/13 .......................              600,000              544,500
                                                                                                             --------------
    Health Technology 1.0%
    Alliance Imaging Inc., senior sub. note, 10.375%, 4/15/11 ..................              500,000              501,250
                                                                                                             --------------

    Industrial Services 5.1%
    Allied Waste North America Inc., senior note, 7.875%, 4/15/13 ..............              500,000              548,750
    Grant Prideco Escrow, senior note, 9.00%, 12/15/09 .........................              200,000              227,000
    Gulfterra Energy Partners, senior sub. note, 10.625%, 12/01/12 .............              340,000              428,400
    Hanover Equipment Trust 01, senior secured note, B, 8.75%, 9/01/11 .........              600,000              654,000
    URS Corp., senior sub. note, 12.25%, 5/01/09 ...............................              600,000              642,000
                                                                                                             --------------
                                                                                                                 2,500,150
                                                                                                             --------------




                                                              Annual Report | 13

Franklin Multi-Income Trust

STATEMENT OF INVESTMENTS, MARCH 31, 2004 (CONTINUED)



---------------------------------------------------------------------------------------------------------------------------
                                                                                       PRINCIPAL AMOUNT C        VALUE
    BONDS (CONT.)
    Non-Energy Minerals 1.3%
    Ispat Inland Ulc., 144A, 9.75%, 4/01/14 ....................................          $   600,000        $     627,000
                                                                                                             --------------
    Process Industries 9.2%
    Equistar Chemicals LP, senior note, 10.625%, 5/01/11 .......................              300,000              324,750
  b FiberMark Inc., senior note, 10.75%, 4/15/11 ...............................              500,000              285,000
    Georgia-Pacific Corp., senior note, 144A, 8.00%, 1/15/24 ...................              600,000              636,000
    Graham Packaging Co., senior disc. note, B, 10.75%, 1/15/09 ................              200,000              207,500
    Graham Packaging Co., senior sub. note, 144A, 8.75%, 1/15/08 ...............              200,000              206,000
    Graham Packaging Co., senior sub. note, B, 8.75%, 1/15/08 ..................              200,000              206,000
    Huntsman ICI Holdings LLC, senior disc. note, zero cpn., 12/31/09 ..........            1,500,000              697,500
    IMC Global Inc., 10.875%, 8/01/13 ..........................................              600,000              754,500
    MDP Acquisitions PLC, senior note, 9.625%, 10/01/12
    (Irish Republic) ...........................................................              300,000              340,500
    Nalco Co., senior sub. note, 144A, 8.875%, 11/15/13 ........................              400,000              419,000
  b Pindo Deli Finance Mauritius Ltd., senior note, 10.25%, 10/01/02
    (Indonesia) ................................................................            1,000,000              262,500
    United Industries Corp., senior sub. note, 9.875%, 4/01/09 .................              200,000              210,876
                                                                                                             --------------
                                                                                                                 4,550,126
                                                                                                             --------------
    Producer Manufacturing 5.4%
    Case New Holland Inc., senior note, 144A, 9.25%, 8/01/11 ...................              600,000              681,000
    Fimep SA, senior note, 10.50%, 2/15/13 (France) ............................              500,000              597,500
    NMHG Holding Co., senior note, 10.00%, 5/15/09 .............................              400,000              442,000
    Norcraft Cos. LP, senior sub. note, 144A, 9.00%, 11/01/11 ..................              200,000              214,000
    TRW Automotive Inc., senior note, 9.375%, 2/15/13 ..........................              272,000              314,160
    Westinghouse Air Brake, senior note, 6.875%, 7/31/13 .......................              400,000              428,000
                                                                                                             --------------
                                                                                                                 2,676,660
                                                                                                             --------------
    Real Estate Investment Trusts 3.4%
    Corrections Corp. of America, senior note, 7.50%, 5/01/11 ..................              400,000              423,500
    Corrections Corp. of America, senior note, 144A, 7.50%, 5/01/11 ............              200,000              211,750
    Host Marriott LP, senior note, 9.25%, 10/01/07 .............................              500,000              562,500
    Ventas Realty LP/Capital Corp., senior note, 9.00%, 5/01/12 ................              400,000              464,000
                                                                                                             --------------
                                                                                                                 1,661,750
                                                                                                             --------------
    Retail Trade .9%
    Rite Aid Corp., senior note, 144A, 6.125%, 12/15/08 ........................              500,000              467,500
                                                                                                             --------------

    Transportation 1.6%
    Great Lakes Dredge & Dock, senior sub. note, 144A, 7.75%, 12/15/13 .........              100,000              101,500
    Laidlaw International Inc., senior note, 144A, 10.75%, 6/15/11 .............              600,000              675,000
                                                                                                             --------------
                                                                                                                   776,500
                                                                                                             --------------
    Utilities 3.0%
    AES Corp., senior note, 9.375%, 9/15/10 ....................................              400,000              438,000
    Calpine Corp., senior secured note, 144A, 8.75%, 7/15/13 ...................              600,000              552,000
    Dynegy Holdings Inc., senior note, 8.75%, 2/15/12 ..........................              500,000              475,000
                                                                                                             --------------
                                                                                                                 1,465,000
                                                                                                             --------------
  TOTAL BONDS (COST $33,573,443) ...............................................                                33,300,643
                                                                                                             --------------




14 |  Annual Report

Franklin Multi-Income Trust

STATEMENT OF INVESTMENTS, MARCH 31, 2004 (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------
                                                                                            PRINCIPAL
                                                                                              AMOUNT  C          VALUE
---------------------------------------------------------------------------------------------------------------------------
  CONVERTIBLE BOND (COST $315,618) .8%
   Electronic Technology
    Nortel Networks Corp., senior note, cvt., 4.25%, 9/01/08 (Canada) ..........          $   400,000        $     408,500
                                                                                                             --------------

  TOTAL LONG TERM INVESTMENTS (COST $55,179,375) ...............................                                61,331,174
                                                                                                             --------------


                                                                                          ----------------
                                                                                               SHARES
                                                                                          ----------------

  SHORT TERM INVESTMENT (COST $860,204) 1.7%
d Franklin Institutional Fiduciary Trust Money Market Portfolio ................              860,204              860,204
                                                                                                             --------------

  TOTAL INVESTMENTS (COST $56,039,579) 126.1% ..................................                                62,191,378
  OTHER ASSETS, LESS LIABILITIES (26.1)% .......................................                               (12,869,197)
                                                                                                             --------------
  NET ASSETS 100.0% ............................................................                             $  49,322,181
                                                                                                             ==============

CURRENCY ABBREVIATION | ZAR - South African Rand




a Non-income producing.
b The fund discontinues accruing income on defaulted securities. See Note 8.
c The principal amount is stated in U.S. dollars unless otherwise indicated.
d See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.


                         Annual Report | See notes to financial statements. | 15

Franklin Multi-Income Trust

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
March 31, 2004


Assets:
 Investments in securities:
  Cost .......................................................  $  56,039,579
                                                                ==============
  Value ......................................................     62,191,378
 Receivables:
  Investment securities sold .................................      1,352,036
  Dividends and interest .....................................        693,547
 Note issuance costs (Note 3) ................................         10,109
                                                                --------------
      Total assets ...........................................     64,247,070
                                                                --------------
Liabilities:
 Payables:
  Investment securities purchased ............................        600,000
  Affiliates .................................................         44,719
  Note (Note 3) ..............................................     14,000,000
  Accrued interest (Note 3) ..................................         39,375
 Distributions to shareholders ...............................        205,016
 Other liabilities ...........................................         35,779
                                                                --------------
      Total liabilities ......................................     14,924,889
                                                                --------------
       Net assets, at value ..................................  $  49,322,181
                                                                ==============
Net assets consist of:
 Distributions in excess of net investment income ............  $    (523,205)
 Net unrealized appreciation (depreciation) ..................      6,152,403
 Accumulated net realized gain (loss) ........................    (10,090,639)
 Capital shares ..............................................     53,783,622
                                                                --------------
       Net assets, at value ..................................  $  49,322,181
                                                                ==============
Net asset value per share ($49,322,181 / 5,857,600
shares outstanding) ..........................................          $8.42
                                                                ==============




16 | See notes to financial statements. | Annual Report

Franklin Multi-Income Trust

STATEMENT OF OPERATIONS
for the year ended March 31, 2004


Investment income:
 Dividends .....................................................  $  1,212,860
 Interest ......................................................     2,934,495
                                                                  ------------
      Total investment income ..................................     4,147,355
                                                                  ------------
Expenses:
 Management fees (Note 4) ......................................       500,040
 Transfer agent fees ...........................................        32,397
 Custodian fees ................................................         1,067
 Reports to shareholders .......................................        29,566
 Registration and filing fees ..................................           350
 Professional fees .............................................        37,335
 Trustees' fees and expenses ...................................         5,651
 Amortization of note issuance costs (Note 3) ..................        14,372
 Other .........................................................         7,039
                                                                  ------------
     Expenses before interest expense ..........................       627,817
     Interest expense (Note 3) .................................       945,000
                                                                  ------------
      Total expenses ...........................................     1,572,817
                                                                  ------------
       Net investment income ...................................     2,574,538
                                                                  ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ..................................................    (1,278,531)
  Foreign currency transactions ................................         2,010
                                                                  ------------
       Net realized gain (loss) ................................    (1,276,521)
Net unrealized appreciation
 (depreciation) on:
  Investments ..................................................    12,973,815
  Translation of assets and liabilities
   denominated in foreign currencies ...........................          (122)
                                                                  ------------
       Net unrealized appreciation (depreciation) ..............    12,973,693
                                                                  ------------
Net realized and unrealized gain (loss) ........................    11,697,172
                                                                  ------------
Net increase (decrease) in net assets
 resulting from operations .....................................  $ 14,271,710
                                                                  ============




                         Annual Report | See notes to financial statements. | 17

Franklin Multi-Income Trust

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended March 31, 2004 and 2003


                                                  ------------------------------
                                                        2004           2003
                                                  ------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .......................... $  2,574,538   $   3,010,702
    Net realized gain (loss) from investments and
     foreign currency transactions ...............   (1,276,521)     (8,364,558)
  Net unrealized appreciation (depreciation) on
    investments and translation of assets and
    liabilities denominated in foreign
    currencies ...................................   12,973,693      (4,860,983)
                                                  ------------------------------
      Net increase (decrease) in
        net assets resulting from operations .....   14,271,710     (10,214,839)
 Distributions to shareholders from net
  investment income ..............................   (2,460,192)     (3,321,259)
                                                  ------------------------------
      Net increase (decrease) in net assets ......   11,811,518     (13,536,098)
Net assets:
 Beginning of year ...............................   37,510,663      51,046,761
                                                  ------------------------------
 End of year ..................................... $ 49,322,181   $  37,510,663
                                                  ==============================
Distributions in excess of net investment
 income included in net assets:
 End of year ..................................... $   (523,205)  $    (661,039)
                                                  ==============================




18 | See notes to financial statements. | Annual Report

Franklin Multi-Income Trust

STATEMENT OF CASH FLOWS
for the year ended March 31, 2004


Cash flow from operating activities:
 Dividends and interest received ..................  $   3,948,945
 Operating expenses paid ..........................       (608,981)
 Interest expense paid ............................       (945,000)
                                                     -------------
 Cash provided - operations .......................      2,394,964
                                                     =============
 Cash flow from investing activities:
 Investment purchases .............................    (46,918,442)
 Investment sales and maturities ..................     46,983,670
                                                     -------------
 Cash provided - investments ......................         65,228
                                                     =============
 Cash flow from financing activities:
 Distributions to shareholders ....................     (2,460,192)
                                                     -------------
  Cash used - financing ...........................     (2,460,192)
                                                     =============
Net change in cash ................................             --
Cash at beginning of year .........................             --
                                                     -------------
Cash at end of year ...............................  $          --
                                                     =============

RECONCILIATION OF NET INVESTMENT INCOME
TO NET CASH PROVIDED BY OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2004

Net investment income .............................  $   2,574,538
 Amortization income ..............................       (306,352)
 Amortization of note issuance costs ..............         14,372
 Decrease in dividends and interest receivable ....        107,942
 Increase in other liabilities ....................          4,464
                                                     -------------
Cash provided - operations ........................  $   2,394,964
                                                     =============




                         Annual Report | See notes to financial statements. | 19

Franklin Multi-Income Trust

NOTES TO FINANCIAL STATEMENTS



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Multi-Income Trust (the Fund) is registered under the Investment Company Act of 1940 as a non-diversified, closed-end investment company. The Fund has two classes of securities: senior fixed-rate notes (the Note) and shares of beneficial interest (the Shares). The Fund seeks high current income. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the last reported sales price. Securities listed or traded on NASDAQ are valued at their official closing price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Debt securities are valued by independent pricing services or market makers under procedures approved by the Board of Trustees. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined but prior to 4:00 PM ET or the close of trading on the NYSE, or if market quotations are deemed not readily available or reliable, the securities will be valued at fair value as determined following procedures approved by the Board of Trustees. Investments in open-end mutual funds are valued at the closing net asset value.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollars equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.



20 | Annual Report

Franklin Multi-Income Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

E. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.


2. SHARES OF BENEFICIAL INTEREST

At March 31, 2004, there were an unlimited number of shares authorized ($0.01 par value). During the year ended March 31, 2004, there were no share transactions; all reinvested distributions were satisfied with previously issued shares purchased in the open market.


3. SENIOR FIXED-RATE NOTE

On August 16, 1999, the Fund issued $16 million principal amount of a new class of five-year senior notes (the Note). On September 6, 2002, the Fund retired $2 million of the Note's principal amount, leaving a remaining $14 million outstanding. The Note is a general unsecured obligation of the Fund and ranks senior to Trust shares and all existing or future unsecured indebtedness of the Fund.







                                                              Annual Report | 21

Franklin Multi-Income Trust

3. SENIOR FIXED-RATE NOTE (CONTINUED)

The Note bears interest, payable semi-annually, at the rate of 6.75% per year, to maturity on September 15, 2004. The Note was issued in a private placement, and is not available for resale; therefore, no market value can be obtained for the Note. The Fund is required to maintain on a monthly basis a specified discounted asset value for its portfolio in compliance with guidelines established by Standard & Poor's Corporation, and is required to maintain asset coverage for the Note of at least 300%. The Fund has met these requirements during the year ended March 31, 2004.

The issuance costs of $96,069 incurred by the Fund are deferred and amortized on an interest method basis over the term of the Note.


4. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers or directors of the following entities:

--------------------------------------------------------------------------------
  ENTITY                                                 AFFILIATION

  Franklin Advisers, Inc. (Advisers)                     Investment manager
  Franklin Templeton Services, LLC (FT Services)         Administrative manager

The Fund pays an investment management fee to Advisers of .85% per year of the average weekly net assets of the Fund excluding the principal amount of the Note.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.


5. INCOME TAXES

At March 31, 2004, the Fund has tax basis capital losses of $9,610,384 which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
 2008 .....................................................   $    24,985
 2010 .....................................................       150,106
 2011 .....................................................     5,087,216
 2012 .....................................................     4,348,077
                                                             ------------
                                                              $ 9,610,384
                                                             ============

At March 31, 2004, the Fund had deferred capital losses occurring subsequent to October 31, 2003 of $111,477. For tax purposes, such losses will be reflected in the year ending March 31, 2005.







22 | Annual Report

Franklin Multi-Income Trust

5. INCOME TAXES (CONTINUED)

The tax character of distributions paid during the years ended March 31, 2004 and 2003, was as follows:

                                     -------------------------------------------
                                        2004                             2003
                                     -------------------------------------------
Distributions paid from
-ordinary income ...............    $2,460,192                       $3,321,259

At March 31, 2004, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments ........................................   $56,596,546
                                                               ===========
Unrealized appreciation ....................................   $ 9,520,069
Unrealized depreciation ....................................    (3,925,237)
                                                                ----------
Net unrealized appreciation (depreciation) .................   $ 5,594,832
                                                               ===========

Distributable earnings - undistributed ordinary income .....   $    80,657
                                                               ===========

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, and bond discounts and premiums. Net realized losses differ for financial statement and tax purposes primarily due to differing treatment of wash sales, foreign currency transactions and bond discounts and premiums.


6. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended March 31, 2004 aggregated $26,536,431 and $28,048,558, respectively.


7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund. The Fund earned $6,498 of dividend income from investment in the Sweep Money Fund for the year ended March 31, 2004.


8. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 55.05% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.







                                                              Annual Report | 23

Franklin Multi-Income Trust

8. CREDIT RISK AND DEFAULTED SECURITIES (CONTINUED)

The Fund held defaulted and/or other securities for which the income has been deemed uncollectible. The Fund discontinues accruing income on these securities and provides an estimate for losses on interest receivable. At March 31, 2004, the value of these securities was $1,535,000 representing 3.1% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.


9. REGULATORY MATTERS

MASSACHUSETTS ADMINISTRATIVE PROCEEDING

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the "Company") claiming violations of the Massachusetts Uniform Securities Act ("Massachusetts Act") with respect to an alleged arrangement to permit market timing (the "Mass. Proceeding"). On February 14, 2004, the Company filed an answer denying all violations of the Massachusetts Act.

GOVERNMENTAL INVESTIGATIONS

As part of ongoing investigations by the U.S. Securities and Exchange Commission
(SEC), the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services and the Commissioner of Securities, the West Virginia Attorney General and the Vermont Department of Banking, Insurance, Securities, and Health Care Administration, relating to certain practices in the mutual fund industry, including late trading, market timing and payments to securities dealers who sell Fund shares, the Company, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees are providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The staff of the SEC has informed the Company that it intends to recommend that the SEC authorize a civil injunctive action against the Fund's investment manager. The SEC's investigation is focused on the activities that are the subject of the Mass. Proceeding described above and other instances of alleged market timing by a limited number of third parties that ended in 2000. The Company currently believes that the charges the SEC staff is contemplating are unwarranted. There are discussions underway with the SEC staff in an effort to resolve the issues raised in their investigation.





24 | Annual Report

Franklin Multi-Income Trust

9. REGULATORY MATTERS (CONTINUED)
GOVERNMENTAL INVESTIGATIONS (CONTINUED)

In response to requests for information and subpoenas from the SEC and the California Attorney General, the Company has provided documents and testimony has been taken relating to payments to security dealers who sell Fund shares. Effective November 28, 2003, the Company determined not to direct any further brokerage commissions where the allocation is based, not only on best execution, but also on the sale of Fund shares.

OTHER LEGAL PROCEEDINGS

The Fund, in addition to other entities within Franklin Templeton Investments, including the Company and certain of its subsidiaries, other funds, and current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York, New Jersey, and Florida, alleging violations of various federal securities laws and seeking, among other things, monetary damages and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain funds managed by Company subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Mass. Proceeding detailed above. The lawsuits are styled as class actions or derivative actions.

In addition, the Company and its subsidiaries, as well as certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and payment of allegedly excessive commissions and advisory fees. These lawsuits are styled as class actions and derivative actions.

Management strongly believes that the claims made in each of these lawsuits are without merit and intends to vigorously defend against them.

The Company cannot predict with certainty the eventual outcome of the foregoing Mass. Proceeding, other governmental investigations or class actions or other lawsuits. The impact, if any, of these matters on the Fund is uncertain at this time. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.




                                                              Annual Report | 25

Franklin Multi-Income Trust

INDEPENDENT AUDITORS' REPORT


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN MULTI-INCOME TRUST

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations, cash flows, and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Multi-Income Trust (the "Fund") at March 31, 2004, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
May 11, 2004



26 | Annual Report

Franklin Multi-Income Trust

TAX DESIGNATION (UNAUDITED)


Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund hereby designates up to a maximum of $1,045,882 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended March 31, 2004. In January 2005, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2004. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 32.06% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended March 31, 2004.





                                                              Annual Report | 27

Board Members and Officers

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified..



INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
                                              LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*                      OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 HARRIS J. ASHTON (71)         Trustee        Since 1989       142                                  Director, Bar-S Foods
 One Franklin Parkway                                                                               (meat packing company).
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,
 Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
 ROBERT F. CARLSON (76)        Trustee        Since 2000       52                                    None
 One Franklin Parkway
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice President and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS); and FORMERLY,
 member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of California; and Chief
 Counsel, California Department of Transportation.
------------------------------------------------------------------------------------------------------------------------------------
 S. JOSEPH FORTUNATO (71)      Trustee        Since 1989       143                                   None
 One Franklin Parkway
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch.
------------------------------------------------------------------------------------------------------------------------------------
 EDITH E. HOLIDAY (52)         Trustee        Since January    96                                    Director, Amerada Hess
 One Franklin Parkway                         2004                                                   Corporation (exploration and
 San Mateo, CA 94403-1906                                                                            refining of oil and gas);
                                                                                                     Beverly Enterprises, Inc.
                                                                                                     (health care); H.J. Heinz
                                                                                                     Company (processed foods and
                                                                                                     allied products); RTI
                                                                                                     International Metals, Inc.
                                                                                                     (manufacture and distribution
                                                                                                     titanium); and Canadian Nation
                                                                                                     Railway (railroad).
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
 the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
 Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------
 FRANK W.T. LAHAYE (74)        Trustee        Since 1989       115                                   Director, The California Center
 One Franklin Parkway                                                                                for Land Recycling
 San Mateo, CA 94403-1906                                                                            (redevelopment).
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------

28 |  Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
                                              LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*                      OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 GORDON S. MACKLIN (75)        Trustee        Since 1992       142                                   Director, White
 One Franklin Parkway                                                                                Mountains Insurance
 San Mateo, CA 94403-1906                                                                            Group, Ltd. (holding
                                                                                                     company); Martek
                                                                                                     Biosciences Corporation;
                                                                                                     MedImmune, Inc.
                                                                                                     (biotechnology); and
                                                                                                     Overstock.com (Internet
                                                                                                     services); and FORMERLY,
                                                                                                     Director, MCI
                                                                                                     Communication
                                                                                                     Corporation
                                                                                                     (subsequently known as
                                                                                                     MCI WorldCom, Inc. and
                                                                                                     WorldCom, Inc.)
                                                                                                     (communications
                                                                                                     services) (1988-2002)
                                                                                                     and Spacehab, Inc.
                                                                                                     (aerospace services)
                                                                                                     (1994-2003).
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation
(financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and President, National Association of Securities Dealers, Inc. (1970-1987).
------------------------------------------------------------------------------------------------------------------------------------


 INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                           NUMBER OF PORTFOLIOS IN
                                                    LENGTH OF              FUND COMPLEX
 NAME, AGE AND ADDRESS       POSITION               TIME SERVED            OVERSEEN BY BOARD MEMBER*      OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 **EDWARD B. JAMIESON (55)   Trustee, President     Trustee and            8                              None
 One Franklin Parkway        and Chief Executive    President since 1993
 San Mateo, CA 94403-1906    Officer - Investment   and Chief Executive
                             Management             Officer - Investment
                                                    Management since
                                                    2002
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Executive Vice President and Portfolio Manager, Franklin Advisers, Inc.; and officer and/or trustee, as the case may be, of other subsidiaries of Franklin Resources, Inc. and of five of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 **CHARLES B. JOHNSON (71)   Trustee and Chairman   Trustee since 1989     142                            None
 One Franklin Parkway        of the Board           and Chairman of the
 San Mateo, CA 94403-1906                           Board since 1993

------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman of the Board, Member-Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
 Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

                                                              Annual Report | 29

------------------------------------------------------------------------------------------------------------------------------------
                                                                           NUMBER OF PORTFOLIOS IN
                                                    LENGTH OF              FUND COMPLEX
 NAME, AGE AND ADDRESS       POSITION               TIME SERVED            OVERSEEN BY BOARD MEMBER*      OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 **RUPERT H. JOHNSON, JR.    Trustee and Senior     Trustee since 1989     125                            None
 (63)                        Vice President         and Senior Vice
 One Franklin Parkway                               President since 1992
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member-Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
 Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice
 President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 HARMON E. BURNS (59)      Vice President           Since 1989             Not Applicable                 None
 One Franklin Parkway
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member-Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
 Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services,
 Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 MARTIN L. FLANAGAN (43)   Vice President           Since 1995             Not Applicable                 None
 One Franklin Parkway
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin
 Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice
 President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.;
 Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief
 Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 JIMMY D. GAMBILL (56)   Senior Vice                Since 2002             Not Applicable                 None
 500 East Broward Blvd.  President and Chief
 Suite 2100              Executive Officer-
 Fort Lauderdale, FL     Finance and
 33394-3091              Administration
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

30 |  Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                           NUMBER OF PORTFOLIOS IN
                                                    LENGTH OF              FUND COMPLEX
 NAME, AGE AND ADDRESS       POSITION               TIME SERVED            OVERSEEN BY BOARD MEMBER*      OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 DAVID P. GOSS (56)          Vice President         Since 2000             Not Applicable                 None
 One Franklin Parkway
 San Mateo, CA
 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.;
 officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and
 Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------
 BARBARA J. GREEN            Vice President         Since 2000             Not Applicable                 None
 (56) One Franklin
 Parkway San Mateo,
 CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
 Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, Inc.,
 Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin
 Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin
 Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant
 and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange
 Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts)
 (until 1979).
------------------------------------------------------------------------------------------------------------------------------------
 GREGORY E. JOHNSON (42)     Vice President         Since 1989             Not Applicable                 None
 One Franklin Parkway
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Co-President and Chief Executive Officer, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Templeton
 Distributors, Inc.; President, Franklin Agency, Inc.; Vice President and Director, Franklin Advisers, Inc.; Director, Fiduciary
 Trust Company International; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer of two of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

                                                              Annual Report | 31

------------------------------------------------------------------------------------------------------------------------------------
                                                                           NUMBER OF PORTFOLIOS IN
                                                    LENGTH OF              FUND COMPLEX
 NAME, AGE AND ADDRESS       POSITION               TIME SERVED            OVERSEEN BY BOARD MEMBER*      OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 DIOMEDES LOO-TAM            Treasurer, and         Since March 2004       Not Applicable                 None
 (65) One Franklin           Chief Financial
 Parkway San Mateo,          Officer
 CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Officer of 51 of the investment companies in Franklin Templeton Investments; and Consultant, MyVest Corporation (software development company and investment advisory services); and FORMERLY, Director and member of Audit and Valuation Committees,
 Runkel Funds, Inc. (2002-2003); Treasurer/Controller of most of the investment companies in Franklin Templeton Investments
 (1985-2000); and Senior Vice President, Franklin Templeton Services, LLC (1997-2000).
------------------------------------------------------------------------------------------------------------------------------------
 MURRAY L. SIMPSON (66)      Vice President         Since 2000             Not Applicable                 None
 One Franklin Parkway        and Secretary
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY,
 Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director,
 Templeton Asset Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources Inc. (Resources), which is the parent company of the Trust's adviser and distributor. Edward B. Jamieson is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer of Franklin Advisers, Inc., which is the Trust's adviser. Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAVE DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T. LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECTOR OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


32 |  Annual Report

Franklin Multi-Income Trust

PROXY VOTING POLICIES AND PROCEDURES


The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group.





                                                              Annual Report | 33
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Literature Request


For a brochure and prospectus, which contains more complete information, including charges, expenses and risks, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.


FRANKLIN TEMPLETON INVESTMENTS


INTERNATIONAL
Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL
Franklin Global Aggressive Growth Fund
Franklin Global Growth Fund
Mutual Discovery Fund
Templeton Capital Accumulator Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE
Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund 4

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Franklin Technology Fund
Mutual Financial Services Fund

ASSET ALLOCATION
Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund

TARGET FUNDS
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 5
Franklin's AGE High Income Fund
Franklin Federal Money Fund 5,6
Franklin Floating Rate Daily Access Fund
Franklin Floating Rate Trust 3
Franklin Income Fund
Franklin Money Fund 5,6
Franklin Short-Intermediate U.S. Government Securities Fund 5
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 5
Templeton Global Bond Fund

TAX-FREE INCOME 7
NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 8
Tax-Exempt Money Fund 5,6

LIMITED-TERM FUNDS
California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC 7
Alabama
Arizona
California 9
Colorado
Connecticut
Florida 9
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 8
Michigan 8
Minnesota 8
Missouri
New Jersey
New York 9
North Carolina
Ohio 8
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance
  Products Trust 10



1.The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2.The fund is only open to existing shareholders as well as select retirement plans.

3.The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4.Upon reaching approximately $350 million in assets, the fund intends to close to all investors.

5.An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

6.No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.

7.For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

8.Portfolio of insured municipal securities.

9.These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

10.The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

02/04                                             Not part of the annual report
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                                 [LOGO OMITTED]
                            FRANKLIN(R) TEMPLETON(R)
                                   INVESTMENTS
                              One Franklin Parkway
                            San Mateo, CA 94403-1906

ANNUAL REPORT AND SHAREHOLDER INFORMATION
Franklin Multi-Income Trust



INVESTMENT MANAGER
Franklin Advisers, Inc.
1-800/DIAL BEN(R)

TRANSFER AGENT
PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FMI A2004 05/04

ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 11(a), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank W.T. LaHaye and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $31,069 for the fiscal year ended March 31, 2004 and $31,685 for the fiscal year ended March 31, 2003.

(b)      Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of the their financial statements were $47,910 for the fiscal year ended March 31, 2004 and $0 for the fiscal year ended March 31, 2003. The services for which these fees were paid included attestation services.

(c)      Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d)      All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $29 for the fiscal year ended March 31, 2004 and $0 for the fiscal year ended March 31, 2003. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $99,971 for the fiscal year ended March 31, 2004 and $0 for the fiscal year ended March 31, 2003. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The Fund's audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)  pre-approval of all audit and audit related services;

      (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii)pre-approval of all non-audit related services to be provided to the Fund by the auditors to the Fund's investment adviser or to any entity that controls, is controlled by or is under common control with the Fund's investment adviser and that provides ongoing services to the Fund where the non-audit services relate directly to the operations or financial reporting of the Fund; and

      (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were pre-approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $147,910 for the fiscal year ended March 31, 2004 and $0 for the fiscal year ended March 31, 2003.

(h) No disclosures are required by this Item 4(h).

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.  N/A

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The board of trustees of the Trust has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager Franklin Mutual Advisers, LLC, in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to Institutional Shareholder Services (ISS), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of the Fund and its shareholders. As a matter of policy, the officers, directors, trustees and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. All conflicts are resolved in the interests of the manager's clients. In situations where the manager perceives a material conflict of interest, the manager may: disclose the conflict to the Fund's board of trustees; defer to the voting recommendation of the Fund's board of trustees, ISS, Glass Lewis or those of another independent third party provider of proxy services; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Fund and its shareholders.

The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

Manager's proxy voting policies and principles The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

Board of directors. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

Ratification of Auditors. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

Management & director compensation. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as they align their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

Anti-takeover mechanisms and related issues. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

Changes to capital structure. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

Mergers and corporate restructuring. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

Social and corporate policy issues. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

Global corporate governance. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. The manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies on-line at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954-847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records will also be made available on-line at franklintempleton.com and posted on the SEC website at www.sec.gov no later than August 31, 2004 and will reflect the twelve-month period beginning July 1, 2003, and ending June 30, 2004.

8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers N/A

9. Submission of Matters to a Vote of Security Holders. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 10. Controls and Procedures.
(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 11. EXHIBITS.

(A) Code of Ethics for Principal Executive and Senior Financial Officers.

(B)(1) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Diomedes Tam-Loo, Chief Financial Officer

(B)(2) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Diomedes Tam-Loo, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN MULTI-INCOME TRUST

By /s/Jimmy D. Gambill
Chief Executive Officer - Finance and Administration
Date    May 11, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/Jimmy D. Gambill
Chief Executive Officer - Finance and Administration
Date    May 11, 2004


By /s/Diomedes Loo-Tam
Chief Financial Officer
Date    May 11, 2004